FY16 VCP

Two performance metrics are measured and paid out independently:

- Adjusted EBITDA$ weighted 75%
- Revenue weighted 25%

Semi-annual plan, bonus based on 1st half and 2nd half published results.

Bonus Criteria	Bonus Weighting	Threshold VCP 0%	At Target VCP 100%	At Maximum VCP 200%	Comments
Revenue – 1st half	25%	$[-]M 0%	$[-]M 25%	$[-]M 50%	Payout capped at 100% until pre-VCP EBITDA$ target is met
Revenue – 2nd half	25%	$[-]M 0%	$[-]M 25%	$[-]M 50%	Payout capped at 100% until pre-VCP EBITDA$ target is met
Pre-VCP EBITDA $ - 1st half	75%	$[-]M 0%	$[-]M 75%	$[-]M 150%	
Pre-VCP EBITDA $ - 2nd half	75%	$[-]M 0%	$[-]M 75%	$[-]M 150%	

For purposes of the VCP, "adjusted EBITDA" (or Pre-VCP EBITDA) is defined as operating income adjusted for VCP payouts, depreciation, amortization, stock compensation expense, major restructuring charges and certain non-operating income or expense items.

[-] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.